UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 14, 2005

USEC Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 Democracy Center, 6903 Rockledge Drive, Bethesda, Maryland		20817
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(301) 564-3200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

John K. Welch Employment Arrangement

On September 14, 2005, John K. Welch was appointed president and chief executive officer of USEC Inc. ("USEC" or the "Company"), effective October 3, 2005. Mr. Welch was also elected to the Company’s board of directors, effective October 3, 2005. Mr. Welch’s at-will employment arrangement is described in Exhibit 10.90 to this Form 8-K, which is incorporated herein by reference.

Timothy B. Hansen Employment Arrangement

On September 14, 2005, Timothy B. Hansen was appointed senior vice president, general counsel and secretary of the Company. Mr. Hansen’s at-will employment arrangement is described in Exhibit 10.90 to this Form 8-K, which is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Appointment of President and Chief Executive Officer

On September 14, 2005, John K. Welch was appointed as president and chief executive officer of the Company, effective October 3, 2005. Mr. Welch was also elected to the Company’s board of directors, effective October 3, 2005. A copy of the press release announcing the appointment of Mr. Welch is filed as Exhibit 99.1 to this Form 8-K.

Mr. Welch, age 55, previously served as executive vice president of the Marine Systems Group at General Dynamics Corporation, where he oversaw all operational aspects of four business units, including Electric Boat and Bath Iron Works. Prior to that, he held several executive positions over a 10-year period at Electric Boat, including president, and led the company’s successful transition to a post-Cold War defense contractor. Mr. Welch most recently served as a consultant to several government and corporate entities in the areas of technology development and commercialization, program management, business process reengineering and strategic planning. Mr. Welch currently serves on the boards of directors of Battelle Memorial Institute and the U.S. Naval Academy Foundation.

In connection with Mr. Welch’s appointment as the president and chief executive officer of USEC, the Company agreed to the at-will employment arrangement with Mr. Welch described in Exhibit 10.90 to this Form 8-K, which is incorporated herein by reference.

Mr. Welch replaces James R. Mellor, who has been serving on an interim basis as president and chief executive officer. Mr. Mellor will continue to serve as chairman of the board.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number--Description

10.90-- Summary of Compensation Arrangements for Certain Executive Officers.

99.1-- Press release, dated September 15, 2005, issued by USEC Inc. announcing the appointment of John K. Welch.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USEC Inc.

September 16, 2005	By:	/s/ Ellen C. Wolf

Name: Ellen C. Wolf
Title: Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

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Exhibit Index

Exhibit No.	Description

10.90	Summary of Compensation Arrangements for Certain Executive Officers.
99.1	Press release, dated September 15, 2005, issued by USEC Inc. announcing the appointment of John K. Welch.